UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On October 20, 2022, Thermo Fisher Scientific Inc. (the “Company”) issued ¥22,300,000,000 aggregate principal amount of the Company’s 0.853% Senior Notes due 2025 (the “2025 Notes”), ¥28,900,000,000 aggregate principal amount of the Company’s 1.054% Senior Notes due 2027 (the “2027 Notes”), ¥4,700,000,000 aggregate principal amount of the Company’s 1.279% Senior Notes due 2029 (the “2029 Notes”), ¥6,300,000,000 aggregate principal amount of the Company’s 1.490% Senior Notes due 2032 (the “2032 Notes”), ¥14,600,000,000 aggregate principal amount of the Company’s 2.069% Senior Notes due 2042 (the “2042 Notes”) and ¥33,300,000,000 aggregate principal amount of the Company’s 2.382% Senior Notes due 2052 (the “2052 Notes” and, together with the 2025 Notes, the 2027 Notes, the 2029 Notes, the 2032 Notes and the 2042 Notes, the “Notes”) in a public offering (the “Offering”) pursuant to a registration statement on Form S-3 (File No. 333-263034) and a preliminary prospectus supplement and prospectus supplement related to the offering of the Notes, each as previously filed with the Securities and Exchange Commission (the “SEC”).

The Notes were issued under an indenture, dated as of November 20, 2009 (the “Base Indenture”), and the Twenty-Fourth Supplemental Indenture, dated as of October 20, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

The 2025 Notes will mature on October 20, 2025, the 2027 Notes will mature on October 20, 2027, the 2029 Notes will mature on October 19, 2029, the 2032 Notes will mature on October 20, 2032, the 2042 Notes will mature on October 20, 2042 and the 2052 Notes will mature on October 18, 2052. Interest on the Notes will be paid semi-annually in arrears on April 20 and October 20 of each year, commencing on April 20, 2023.

Upon the occurrence of a change of control (as defined in the Indenture) of the Company and a contemporaneous downgrade of the Notes below an investment grade rating by at least two of Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global, Inc., and Fitch Ratings, Limited, the Company will, in certain circumstances, be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

The Notes are general unsecured obligations of the Company. The Notes rank equally in right of payment with existing and any future unsecured and unsubordinated indebtedness of the Company and rank senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Notes. The Notes are also effectively subordinated to any existing and future secured indebtedness of the Company to the extent of the assets securing such indebtedness, and are structurally subordinated to all existing and any future indebtedness and any other liabilities of its subsidiaries.

The Indenture contains limited affirmative and negative covenants of the Company. The negative covenants restrict the ability of the Company and its subsidiaries to incur debt secured by liens on Principal Properties (as defined in the Indenture) or on shares of stock of the Company’s Principal Subsidiaries (as defined in the Indenture) and engage in sale and lease-back transactions with respect to any Principal Property. The Indenture also limits the ability of the Company to merge or consolidate or sell all or substantially all of its assets.

Upon the occurrence of an event of default under the Indenture, which includes payment defaults, defaults in the performance of affirmative and negative covenants, bankruptcy and insolvency related defaults and failure to pay certain indebtedness, the obligations of the Company under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued an opinion to the Company, dated October 20, 2022, regarding the Notes. A copy of this opinion is filed as Exhibit 5.1 hereto.

The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which are filed with this report as Exhibits 4.1 and 4.2 hereto, respectively.  Each of the foregoing documents is incorporated herein by reference.

Item 8.01.    Other Events.

The sale of the Notes was made pursuant to the terms of an Underwriting Agreement, which the Company entered into on October 14, 2022 (the “Underwriting Agreement”), with Citigroup Global Markets Limited, Mizuho Securities USA LLC, MUFG Securities EMEA plc and SMBC Nikko Securities America, Inc., as the several underwriters.

The Company expects that the net proceeds from the sale of the Notes will be approximately ¥109.1 billion, after deducting underwriting discounts and estimated offering expenses. The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include the acquisition of companies or businesses, repayment and refinancing of debt, working capital and capital expenditures or the repurchase of its outstanding equity securities or the Company may temporarily invest the net proceeds in short-term, liquid investments until they are used for their ultimate purpose.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed with this report as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 14, 2022, among the Company, as issuer, and Citigroup Global Markets Limited, Mizuho Securities USA LLC, MUFG Securities EMEA plc and SMBC Nikko Securities America, Inc., as the several underwriters.

4.1
Indenture, dated as of November 20, 2009, between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed November 20, 2009 File No. 1-8002 and incorporated in this document by reference).

4.2	Twenty-Fourth Supplemental Indenture, dated as of October 20, 2022, between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	October 20, 2022	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel